Prepaid Expenses and Other Current Asset, Net	12 Months Ended
Jun. 30, 2026
Prepaid Expenses and Other Current Asset, Net [Abstract]
Prepaid expenses and other current asset, net
6.	Prepaid expenses and other current asset, net

The balance of prepaid expenses and other current asset, net consisted of the following:

	As of June 30,
	2025	2026
	RMB	RMB
Deductible input tax	1,550,534	1,215,933
Prepayment for potential investment (1)	14,347,600	-
Security deposits (2)	721,612	15,416
Others	516,910	210,389
Total prepaid expenses and other current assets	17,136,656	1,441,738

(1)	The Group invested USD 2 million in Funken Vision Advertising (HK) Limited. The investment was subject to the target company obtaining an unqualified audit report from an audit firm with PCAOB qualifications before March 4, 2026, and having an annual profit of no less than RMB 10 million or an equivalent amount in US dollars during the audited year.As of the reporting date, the above investment funds had be returned.
(2)	Security deposits on June 30, 2025 were mainly composed of custody funds USD 100,000.The company, underwriters, and the custodian agent entered into a custody agreement. According to this agreement, the company deposited the USD 100,000 of proceeds from the issuance into a non-interest bearing custody account held by the custodian agent. The custody funds could be requested for return after being in the account for one year.As of the reporting date, the Group has received the custody funds.